ACQUISITIONS	12 Months Ended
Dec. 31, 2021
ACQUISITIONS
ACQUISITIONS

3. ACQUISITIONS

Business acquisition of PAI Health Inc. (“PAI”)

On June 12, 2020, the Group acquired 100% equity interest in PAI from Global Technology and Innovation Ltd (“GTI”) to expand the business of health-related software and algorithms development. The purchase consideration included a previously held 40.49% equity interest held in GTI which was previously accounted as an equity method investment by the Group for which the fair value approximated RMB87,716, cash of RMB1,370 and RMB13,711 of loan deemed effectively settled as a result of the acquisition. The fair value of previously held equity interest held in GTI was estimated by the Group with the assistance of an independent valuation appraiser by applying the income approach, market multiple approach and recent investment price approach.

The acquisition was recorded using the acquisition method of accounting. Accordingly, the acquired assets and liabilities assumed were recorded at their fair value at the date of acquisition. The purchase price allocation described below was determined by the Group with the assistance of an independent valuation appraiser. The acquired net assets were recorded at their estimated fair values on the acquisition date. The acquired goodwill is not deductible for tax purposes.

PAI constituted less than 1% of revenue and total assets of the consolidated financial statement as of and during the year ended December 31, 2020 and the results of operations attributable to PAI and pro forma results of operations for PAI have not been presented because they are not material to the consolidated statements of operations and comprehensive income for the years ended December 31, 2019 and 2020.

The purchase price was allocated as of June 12, 2020, the date of acquisition, as follows:

	RMB	Amortization period
Cash	5,554
Other current assets	4,704
Property, plant and equipment	149	3 years
Intangible assets
Patents	42,495	5 years
Goodwill	67,856
Other non-current assets	261
Other current liabilities	8,868
Deferred tax liabilities	6,374
Other non-current liabilities	2,980
Total	102,797

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under US GAAP, and comprise of (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of synergy effect from the acquisition. Goodwill is not allocated to the Company’s operating segments in the measure of segment assets regularly reported to and used by the chief operating decision maker. However, for the purpose of the annual goodwill impairment test, goodwill is allocated to the operating segments (goodwill reporting units).

Asset acquisition of Guoxu Insurance Brokerage Co., Ltd. (“Guoxu”)

In July 2020, the Group entered into a purchase agreement with shareholders of Guoxu to acquire 100% of Guoxu's equity ownership for a gross consideration of RMB67,914, of which RMB35,075 was related to the effective settlement of the selling shareholder's loan payable to Guoxu upon closing. This resulted in a net cash consideration of RMB32,839.

3. ACQUISITIONS – CONTINUED

Asset acquisition of Guoxu Insurance Brokerage Co., Ltd. (“Guoxu”) - continued

Guoxu holds an insurance brokerage license. As of the acquisition day, the Group terminated all the labor relationship with the employees of Guoxu and did not buy any material contracts. The Group evaluated the acquisition of the purchased assets under ASC 805-Business Combination (ASC 805), and concluded that as substantially all of the fair value of the gross assets acquired is concentrated in the insurance brokerage license, the transaction did not meet the requirements to be accounted for as a business combination and therefore was accounted for as an asset acquisition.